                                                                      Exhibit 24

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ C. O. Holliday, Jr.                                      5-29-04
----------------------------                               -----------
      Director                                                Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ A. Belda                                         June 8, 2004
----------------------                               ------------
      Director                                           Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ Richard H. Brown                                 29 May 2004
----------------------                               -----------
      Director                                          Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ Curtis J. Crawford                                  6/9/04
----------------------                               ------------
      Director                                           Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ J. T. Dillon                                        6/8/04
----------------------                               ------------
      Director                                           Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ Louisa C. Duemling                               June 7, 2004
----------------------                               ------------
      Director                                           Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ Lois D. Juliber                                     6/9/04
----------------------                               ------------
      Director                                           Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ Masahisa Naitoh                                  June 1, 2004
----------------------                               ------------
      Director                                           Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ William K. Reilly                                June 7, 2004
----------------------                               ------------
      Director                                           Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ H. R. Sharp, III                                    6/1/04
----------------------                               ------------
      Director                                           Date

                               POWER OF ATTORNEY

                   REGISTRATION STATEMENT FOR DEBT SECURITIES

     The person whose signature appears below constitutes and appoints (1) the Senior Vice President, Chief Administrative Officer and General Counsel, or any Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President -- DuPont Finance or any Vice President, DuPont Finance, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to the issuance thereunder of the Company's debt securities, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


/s/ Charles M. Vest                                  June 8, 2004
----------------------                               ------------
      Director                                           Date